UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2011

Old Line Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-50345	20-0154352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1525 Pointer Ridge Place, Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   301-430-2544

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 17, 2011, the Board of Directors of Old Line Bancshares, Inc. declared a dividend payment of $0.04 per common share to stockholders of record on December 5, 2011 with a payment date of December 19, 2011.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated November 18, 2011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Line Bancshares, Inc. (Registrant)
November 18, 2011 (Date)	/s/ CHRISTINE M. RUSH Christine M. Rush Chief Financial Officer

Exhibit Index
99.1	Press release dated November 18, 2011